UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.             )

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Filed by a Party other than the Registrant ☐

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☐	Definitive Proxy Statement
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OneSpan Inc.

(Exact Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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ONESPAN INC

121 WEST WACKER DRIVE, STE 2050
CHICAGO, ILLINOIS 60601

ATTN: SUZANNE MASO

Your Vote Counts!
ONESPAN INC

2022 Annual Meeting Vote by June 07, 2022 11:59 PM ET

You invested in ONESPAN INC and it's time to vote!

You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the stockholder meeting to be held on June 08, 2022.

Get informed before you vote

View the Notice & Proxy Statement, Annual Report online OR you can receive a free paper or email copy of the material(s) by requesting prior to May 25, 2022. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

For complete information and to vote, visit www.ProxyVote.com

Control #

Smartphone users

Point your camera here and vote without entering a control number

Vote Virtually at the Meeting*
June 08, 2022
10:00 AM CDT

Virtually at: www.virtualshareholdermeeting.com/OSPN2022

*Please check the meeting materials for any special requirements for meeting attendance.

Vote at www.ProxyVote.com

THIS IS NOT A VOTABLE BALLOT

This is an overview of the proposals being presented at the
upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters.

Voting Items	Board Recommends
1. To elect seven directors to serve on the Board of Directors; NOMINEES:
1a. Marc Boroditsky	For
1b. Garry L. Capers	For
1c. Sarika Garg	For
1d. Marianne Johnson	For
1e. Michael McConnell	For
1f. Alfred Nietzel	For
1g. Marc Zenner	For
2. To hold an advisory vote on executive compensation; and	For
3. To ratify the appointment of KPMG LLP as the Company's independent registered public accounting firm for the fiscal year 2022.	For

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